Filed Pursuant to Rule 497(e)
File Nos. 333-201530 and 811-23024

Pacer Funds Trust
(the “Trust”)

February 3, 2016

Supplement

to the

Pacer TrendpilotTM  750 ETF
Pacer TrendpilotTM  450 ETF
Pacer TrendpilotTM  100 ETF
Pacer US Export Leaders ETF
Statement of Additional Information (“SAI”) dated June 10, 2015

Pacer TrendpilotTM  European Index ETF
Pacer Autopilot Hedged European Index ETF
Pacer Global High Dividend ETF
Pacer International Export Leaders ETF
SAI dated December 14, 2015

Effective immediately, Jonathan H. Newman, Sr. is an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) because a member of his immediate family is an employee of the Trust's principal underwriter.   As a result, there are four members of the Trust’s Board of Trustees, two of whom are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended).

All references in each SAI to Mr. Newman being an "independent trustee" are hereby revised to refer to him as an “interested trustee.”

Please retain this Supplement with your SAI.